UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2004

Eyetech Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50516	13-4104684

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Numbers)	Identification No.)

3 Times Square, 12th Floor
New York, NY		10036

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 824-3100

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

Item 8.01 Other Events

     On August 27, 2004, Eyetech Pharmaceuticals, Inc. and Pfizer Inc. announced the conclusion of the FDA’s Dermatologic & Opthalmic Drugs Advisory Committee in connection with the review by the FDA of the investigational drug Macugen™ (pegaptanib sodium injection) for the treatment of neovascular age-related macular degeneration. The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2004	EYETECH PHARMACEUTICALS, INC.
	By:	/s/ Glenn P. Sblendorio
		Name:	Glenn P. Sblendorio
		Title:	Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 27, 2004 announcing the conclusion of the FDA’s Dermatologic & Ophthalmic Drugs Advisory Committee in connection with the review by the FDA of the investigational drug Macugen™ (pegaptanib sodium injection) for the treatment of neovascular age-related macular degeneration.